First Quarter 2026 Earnings Presentation May 6, 2026 Christopher Stavros – Chairman, President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Vice President, Investor Relations

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this presentation, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this presentation are subject to the following factors: (i) the market prices of oil, natural gas, NGLs, and other products or services; (ii) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (iii) the outcome of any legal proceedings that may be instituted against Magnolia; (iv) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (v) legislative, regulatory, or policy changes, including those following the change in presidential administrations; (vi) geopolitical and business conditions in key regions of the world; (vii) cybersecurity threats, including increased use of artificial intelligence technologies; and (viii) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. Reconciliations of non-GAAP measures included herein to the nearest corresponding GAAP measure are included in this presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. First Quarter 2026 Earnings Presentation 2

First Quarter 2026 Earnings Presentation

First Quarter 2026 Highlights & Announcements

Financial

- Total net income of $101 MM and operating income margin of 36%
- Adjusted EBITDAX of $253 MM with a 51% capital reinvestment rate
- D&C capital of $129 MM and free cash flow (FCF) of $146 MM
- Returned ~$83 MM to shareholders (57% of free cash flow), including: $52 MM of share repurchases (2 MM shares) and dividends of $31 MM

Operations

- Q1 2026 total production of 102.6 Mboe/d (6% YoY growth) & oil production of 40.7 Mbbls/d (4% YoY growth)
- Giddings YoY total production growth of 9% and oil production growth of 8% YoY
- 2-rig, 1-completion crew operational cadence (same activity rate since 2021) driving continued production growth (>50% growth since at same activity rate)

Corporate

- Closed multiple bolt-on acquisitions in both the Karnes area and Giddings adding ~6,200 net acres and ~500 Boe/d (~45% oil) for ~$155 MM
- Unhedged production profile captures full benefit of higher commodity prices
- Final private equity shareholder sale has simplified our capital structure with no Class B shares outstanding as of 3/31/26

Continuing to execute a differentiated business model focused on enhancing per share value

MAGNOLIA OIL & GAS
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First Quarter 2026 Earnings Presentation

South Texas Bolt-On Acquisitions

Oil and Gas Property Acquisition Highlights

- Acquisitions in both Karnes area and Giddings furthers Magnolia's successful strategy of bolting on acreage with minimal production in areas we currently operate
- Acquired ~6,200 net acres in the Karnes area (Karnes and Gonzales counties) and Giddings for ~$155 MM in cash
  - Includes ~500 BOEPD (~45% oil) of low decline PDP
  - Within existing acreage footprint in a highly productive area
- Includes working interest and additional royalty interest
- Adds multiple years of development locations in the Karnes area at Magnolia's development pace
  - Working interest (WI) in area increases to ~93% (increases WI to existing Magnolia tracts and acquired tracts) with an average NRI ~80%
  - Creates a largely contiguous ~10,000 gross acre bloc of primarily undeveloped acreage in Karnes and Gonzales counties that allows for longer lateral development
  - Includes additional economic royalty interests


Giddings
Karnes
Smiley
Westhoff
Nopal
Existing Acreage
Acquired Acreage
Increased WI

MAGNOLIA OIL & GAS

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Magnolia’s Consistent Business Model Return Substantial Portion of Our Free Cash Flow to Shareholders Allocating Some Excess Cash To Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Grows the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet, with minimal net debt, provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2026E Total Production Growth of ~5% First Quarter 2026 Earnings Presentation 5

First Quarter 2026 Key Financial Metrics (1) Q1 2026 ROCE annualized. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. First Quarter 2026 Earnings Presentation 6 Metric Q1 2026 YoY % Change Total Production (Mboe/d) 102.6 6% Oil Production (Mbbls/d) 40.7 4% Revenue ($ MM) $359 2% Adjusted EBITDAX ($ MM) $253 2% Net Income ($ MM) $101 (5%) Earnings Per Share (EPS) $0.54 - D&C Capex ($ MM) $129 (1%) D&C Capital % of Adjusted EBITDAX 51% (2%) Return on Capital Employed (ROCE) (1) 21% (2%) Free Cash Flow ($ MM) $146 32% Cash Balance ($ MM) $124 (50%) Diluted Weighted Average Shares Outstanding (MM)(2) 185.9 (4%)

267 247 23 31 53 128 155 124 0 100 200 300 400 500 600 Cash 12/31/2025 Cash Flow from Operations Changes in Working Capital and Other Dividends and Distributions Share Repurchases DC&F Capital & Leasehold Acquisitions Cash 3/31/2026 (1) (2) (3) (4) (5) First Quarter 2026 Cash Flow Reconciliation First Quarter 2026 Earnings Presentation (1) Cash flow from operations before changes in working capital. (2) Comprised of ($21) million of working capital changes including capital accruals and ($2) million in other investing and financing activities. (3) Includes $30 million of dividends paid to Class A shareholders and $1 million of distributions to noncontrolling interest holders. (4) Comprised of $33 million Class A Common Stock repurchases and $20 million of Class B Common Stock Repurchase and cancellation. (5) Incurred DC&F and leasehold capital of $128 million. 7 $ In M ill io ns

(1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. History of Significant & Consistent Share Repurchases 7.0 4.5 25.3 15.5 9.6 11.0 8.9 2.0 (83.7) 2019 2020 2021 2022 2023 2024 2025 2026 YTD Total 0 10 20 30 40 50 60 70 80 90 First Quarter 2026 Earnings Presentation 8 Magnolia has reduced its diluted share count by approximately 28% Magnolia’s Consistent Share Repurchases (1) (million shares repurchased)

Track Record of a Safe, Sustainable and Growing Dividend  Magnolia’s dividend has grown at a double-digit rate over the past 5 years  Sustainable dividend growth supported through product price cycles  Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth First Quarter 2026 Earnings Presentation 9 $0.28 $0.40 $0.46 $0.52 $0.60 $0.66 2021 2022 2023 2024 2025 2026E Dividend Payout Per Share CAGR Has Exceeded 15%

Summary Balance Sheet First Quarter 2026 Earnings Presentation 10 (in thousands) March 31, 2026 December 31, 2025 Cash and cash equivalents $124,372 $266,785 Other current assets 195,291 175,650 Property, plant and equipment, net 2,586,479 2,424,152 Other assets 38,336 36,505 Total assets $2,944,478 $2,903,092 Current liabilities $290,530 $288,030 Long-term debt, net 393,442 393,251 Other long-term liabilities 224,625 222,638 Total equity 2,035,881 1,999,173 Total liabilities and equity $2,944,478 $2,903,092

Margins and Cost Structure First Quarter 2026 Earnings Presentation 11 $ / Boe, unless otherwise noted For the Quarters Ended March 31, 2026 March 31, 2025 Revenue $38.84 $40.31 Total Cash Operating Costs: Lease Operating Expenses (1) (5.07) (5.34) Gathering, Transportation & Processing (1.97) (1.72) Taxes Other Than Income (1.78) (2.31) Exploration Expenses (2) (0.12) (0.03) General & Administrative Expenses (3) (2.63) (2.34) Total Adjusted Cash Operating Costs (11.57) (11.74) Adjusted Cash Operating Margin $27.27 $28.57 Margin % 70% 71% Non-Cash Costs: Depreciation, Depletion, and Amortization (12.28) (12.18) Asset Retirement Obligations Accretion (0.20) (0.18) Non-Cash Stock Based Compensation (0.88) (0.57) Non-Cash Exploration Expenses (0.07) (0.01) Total Non-Cash Costs (13.43) (12.94) Operating Income Margin $13.84 $15.63 Margin % 36% 39% (1) Lease operating expenses exclude non-cash stock based compensation of $0.9 million, or $0.10 per boe, and $0.7 million, or $0.08 per boe, for the quarters ended March 31, 2026 and 2025, respectively. (2) Exploration expenses exclude non-cash exploration activity of $0.6 million, or $0.07 per boe, and $0.1 million, or $0.01 per boe for the quarters ended March 31, 2026 and 2025, respectively. (3) General and administrative expenses exclude non-cash stock based compensation of $7.2 million, or $0.78 per boe, and $4.3 million, or $0.49 per boe, for the quarters ended March 31, 2026 and 2025, respectively.

FY2026 & Second Quarter 2026 Operating Plan & Guidance First Quarter 2026 Earnings Presentation 2026E Production & Capital Production Growth YoY 2026 Total Growth ~5% D&C Capital FY 2026 Capital $440 - $480 Million 2026 Operating Plan ~2 Rigs / ~1 Completion Crew 2026E Capital ~20-25% Karnes ~75-80% Giddings Second Quarter 2026 Guidance Production ~105 Mboe/d D&C Capital Spending ~$120 to $125 Million Oil Differential (To Magellan East Houston) Similar to MEH Benchmark Prices Fully Diluted Share Count ~185 million 12

Summary Investment Highlights First Quarter 2026 Earnings Presentation (1) Liquidity defined as cash plus availability under revolving credit facility as of 3/31/2026. 13 Giddings Karnes High Quality Assets Positioned for Success • Leading position in the Giddings area with low capital reinvestment rate, low breakevens and substantial running room • Coveted position in the Karnes area in the core of the Eagle Ford • Generate consistent, ongoing annual free cash flow and since Magnolia’s inception • Strong operating margins through the commodity cycle Positive Free Cash Flow and Industry Leading Margins Multiple Levers of Growth Strong Balance Sheet & Conservative Financial Policy • Steady organic growth through proven drilling program while remaining well within cash flow • Clean balance sheet with low debt and strong free cash flow enables Magnolia to pursue accretive bolt-on acquisitions • Conservative leverage profile with only $400 million of total debt outstanding, $276 million of net debt and $124 million of cash • Substantial liquidity of $574 million1

Appendix

2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD Sizable & Consistent Cash Return to Shareholders  Magnolia has a strong track record of returning capital to shareholders  Returned ~35% of current market cap over the past eight years  Focus on compounding per share value through share count reduction and safe, sustainable dividend growth First Quarter 2026 Earnings Presentation Inception Cumulative Return of Capital ($MM) $79 $108 $467 $908 $1,213 ~$2 Billion Returned to Shareholders Share Repurchases Dividends $1,591 $1,913 15 $1,996

Free Cash Flow Reconciliations First Quarter 2026 Earnings Presentation 16 (in thousands) For the Quarters Ended March 31, 2026 March 31, 2025 Net cash provided by operating activities $197,616 $224,490 Add back: net change in operating assets and liabilities 48,935 7,992 Cash flows from operations before net change in operating assets and liabilities $246,551 $232,482 Additions to oil and natural gas properties (128,427) (131,168) Changes in working capital associated with additions to oil and natural gas properties 27,447 9,210 Free cash flow $145,571 $110,524

Adjusted EBITDAX Reconciliations First Quarter 2026 Earnings Presentation 17 (in thousands) For the Quarters Ended March 31, 2026 March 31, 2025 Net income $100,836 $106,648 Interest expense, net 6,004 5,252 Income tax expense 20,888 25,137 EBIT $127,728 $137,037 Depreciation, depletion and amortization 113,359 105,853 Asset retirement obligations accretion 1,857 1,556 EBITDA $242,944 $244,446 Exploration expenses 1,742 348 EBITDAX $244,686 $244,794 Non-cash stock-based compensation expense 8,168 4,946 Gain on revaluation of contingent consideration - (1,352) Adjusted EBITDAX $252,854 $248,388

Adjusted Net Income Reconciliation First Quarter 2026 Earnings Presentation 18 (1) Represents corporate income taxes at an assumed annual effective tax rate of 20.3% for the quarter ended March 31, 2025. (2) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarters Ended March 31, 2026 March 31, 2025 Net income $100,836 $106,648 Adjustments: Gain on revaluation of contingent consideration - (1,352) Change in estimated income tax(1) - 274 Adjusted Net Income $100,836 $105,570 (in thousands) For the Quarters Ended Total Share Count March 31, 2026 March 31, 2025 Diluted weighted average shares of Class A Common Stock outstanding during the period 183,279 188,664 Weighted average shares of Class B Common Stock outstanding during the period (2) 2,639 5,523 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (2) 185,918 194,187

Capital Structure & Liquidity Overview $400 $450 2025 2026 2027 2028 2029 2030 2031 2032 First Quarter 2026 Earnings Presentation (1) Net debt is calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. 19 Capitalization & Liquidity ($MM) Debt Maturity Schedule ($MM) Credit Facility (Undrawn as of 3/31/26) 6.875% Senior Unsecured Notes Capital Structure Overview  Maintaining low financial leverage profile ‒ Currently have a net debt(1) position of $276 MM ‒ Net debt(1) / Q1 annualized adjusted EBITDAX of 0.3x  Current Liquidity of $574 million, including fully undrawn credit facility(2)  No debt maturities until senior unsecured notes mature in 2032 Capitalization Summary As of 3/31/2026 Cash and Cash Equivalents $124 Revolving Credit Facility $0 6.875% Senior Notes Due 2032 $400 Total Principal Debt Outstanding $400 Total Equity (3) $2,036 Net Debt / Q1 Annualized Adjusted EBITDAX 0.3x Net Debt / Total Book Capitalization 11% Liquidity Summary As of 3/31/2026 Cash and Cash Equivalents $124 Credit Facility Availability $450 Liquidity (2) $574

Return on Capital Employed First Quarter 2026 Earnings Presentation 20 (in thousands) For the Quarter Ended March 31, 2026 Operating income $127,764 Operating income (A) $127,764 Debt - beginning of period 393,251 Stockholders' Equity - beginning of period 1,999,173 Capital employed - beginning of period 2,392,424 Debt - end of period 393,442 Total equity - end of period 2,035,881 Capital employed - end of period 2,429,323 Average capital employed (B) $2,410,874 Return on average capital employed (A/B) 5.3% Annualized return on capital employed 21.2%

Oil & Gas Production Results First Quarter 2026 Earnings Presentation 21 Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended March 31, 2026 For the Quarter Ended March 31, 2025 Production: Oil (MBbls) 3,661 1,026 2,635 3,517 1,072 2,445 Natural gas (MMcf) 17,383 2,045 15,338 16,492 2,273 14,219 Natural gas liquids (MBbls) 2,673 314 2,359 2,424 339 2,085 Total (Mboe) 9,231 1,681 7,550 8,689 1,789 6,900 Average Daily Production Volume: Oil (MBbls/d) 40.7 11.4 29.3 39.1 11.9 27.2 Natural gas (MMcf/d) 193.1 22.7 170.4 183.2 25.2 158.0 Natural gas liquids (MBbls/d) 29.7 3.5 26.2 26.9 3.7 23.2 Total (MBoe/d) 102.6 18.7 83.9 96.5 19.8 76.7

Magnolia’s Commitment to Sustainability Review our 2025 Sustainability Report at https://www.magnoliaoilgas.com/sustainability. First Quarter 2026 Earnings Presentation Safeguarding the Environment 21-percent reduction in gross Scope 1 greenhouse gas intensity rate since 2020, despite production growth 68-percent reduction in gas flared as a percent of total production since 2020 39,000 truckloads of water removed from local roads in 2024 through new infrastructure Supporting Employees and Communities $304 million in royalty, lease, and surface payments to Texas residents; $107 million in tax payments to Texas communities $521 million in payments made to local vendors and service providers Recognized as Top Workplace in Houston Chronicle Top Workplaces Survey Governing with Integrity 50-percent refreshment rate with 4 directors with 5 or fewer years of tenure on Board of Directors 3 new directors with specific oil & gas industry and executive leadership experience 98 percent of shareholders approved say-on-pay proposal at 2025 Annual Meeting 22